Exhibit 10.14

EXECUTION COPY

AMENDMENT No. 1 (this “Amendment”) dated as of April 5, 2007, to the Credit Agreement dated as of November 23, 2005 (the “Credit Agreement”), among TEAM HEALTH HOLDINGS, L.L.C., a Delaware limited liability company (“Holdings”), TEAM FINANCE LLC, a Delaware limited liability company (the “Borrower”), the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

A. Pursuant to the Credit Agreement, the Lenders have extended credit, and have agreed to extend additional credit, to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

B. Holdings and the Borrower have requested that the Credit Agreement be amended as set forth herein to modify the interest rate spreads applicable to the Term Loans as set forth in the definition of the term “Applicable Rate” in Section 1.01 of the Credit Agreement.

C. The undersigned Lenders are willing so to amend the definition of the term “Applicable Rate” pursuant to the terms and subject to the conditions set forth herein.

D. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement, as amended hereby.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment of the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) The following new definition is hereby added to Section 1.01 of the Credit Agreement:

“Amendment Effective Date” means April 5, 2007.

(b) The definition of the term “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby revised by replacing paragraph (a) thereof in its entirety with the following:

“(a) with respect to Term Loans, (i) 2.00% for Eurocurrency Rate Loans and (ii) 1.00% for Base Rate Loans; provided, however, that if the corporate family rating of the Borrower by Moody’s is B2 (with a review for possible downgrade) or lower or the corporate credit rating of the Borrower by S&P is B (with a credit watch with negative implications) or lower, then the Applicable

Rate shall be (x) 2.25% for Eurocurrency Rate Loans and (y) 1.25% for Base Rate Loans. A change in the “outlook” of the Borrower by either Moody’s or S&P shall have no effect on the Applicable Rate.”

(c) Section 2.05(c) is hereby amended by replacing such Section in its entirety with the following:

“All prepayments of the Term Loans effected after the Amendment Effective Date and on or prior to the first anniversary of the Amendment Effective Date with the proceeds of a substantially concurrent issuance or incurrence of new loans under any secured facilities pursuant to this Agreement or otherwise which new loans are incurred for the primary purpose of decreasing the Applicable Rate with respect to such Term Loans shall be accompanied by a prepayment fee equal to 1.00% of the aggregate amount of such prepayments.”

(d) Section 3.07(e) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

“If any Non-Consenting Lender is required to assign any Term Loans pursuant to this Section 3.07 in connection with such Non-Consenting Lender’s failure to approve any amendment to this Agreement the primary purpose of which is to decrease the Applicable Rate with respect to such Term Loans and such assignment will become effective after the Amendment Effective Date and on or prior to the first anniversary of the Amendment Effective Date, then the Borrower agrees to pay such Non-Consenting Lender a fee in an amount equal to 1.00% of such Term Loans outstanding on the effective date of such assignment. Notwithstanding anything to the contrary contained in Section 10.01, this paragraph shall not be waived, amended or modified without the written consent of each Lender adversely affected thereby.”

SECTION 2. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Lenders that, as of the date hereof:

(a) This Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof (unless stated to relate to a specific earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

(c) No Default has occurred and is continuing.

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SECTION 3. Effectiveness; Counterparts; Amendments. This Amendment shall become effective as of the Amendment Effective Date when the Administrative Agent shall have received (a) all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any Loan Document and (b) copies hereof that, when taken together, bear the signatures of Holdings, the Borrower, the Administrative Agent and either (i) all the Term Lenders or (ii)(x) Lenders holding more than 50% of the Term Loans and (y) executed Assignment and Assumptions pursuant to which all Non-Consenting Lenders shall assign their Loans pursuant to Section 3.07 of the Credit Agreement. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the requisite Lenders under Section 10.01 of the Credit Agreement (after giving effect to this Amendment). This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 4. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings or the Borrower under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 5. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.02 of the Credit Agreement.

SECTION 6. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.17 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day, month and year first written above.

TEAM HEALTH HOLDINGS, L.L.C. a Delaware limited liability company,

by	/s/ David P. Jones
Name:	David P. Jones
Title:	CFO

TEAM FINANCE LLC, a Delaware limited liability company,

by	/s/ David P. Jones
Name:	David P. Jones
Title:	CFO

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by	/s/ Barbara R. Marks
Name:	Barbara R. Marks
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

Atlas Loan Funding I, LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

by	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Vice President

Name of Term Lender:

HARBOUR TOWN FUNDING LLC

by	/s/ Anna M. Tallent
Name:	Anna M. Tallent
Title:	Assistant Vice President

Name of Term Lender:

GULF STREAM-COMPASS CLO 2003-I LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2004-I LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2005-II LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-I LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-I LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

by	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

GSCP (NJ), L.P., on behalf of each of the following funds, in its capacity as Collateral Manager:

GSC PARTNERS CDO FUND VI, LIMITED
GSC PARTNERS CDO FUND VII, LIMITED
GSC CAPITAL CORP. LOAN FUNDING 2005-1

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory
GSC Group

Name of Term Lender:

GoldenTree Loan Opportunities I, Ltd.
By: GoldenTree Asset Management, LP

by	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

General Electric Capital Corp., As Administrator for GECFS Loan Holding LLC

by	/s/ David R. Campbell
Name:	David R. Campbell
Title:	Authorized Signatory

Name of Term Lender:

General Electric Capital Corporation

by:	/s/ Peter B. Zone
Name:	Peter B. Zone
Title:	Its Duly Authorized Signatory

Name of Term Lender:

Grand Central Asset Trust, PFV Series

by	/s/ Jason Muelver
Name:	Jason Muelver
Title:	Attorney-in-fact

Name of Term Lender:

Franklin CLO II, Limited

by	/s/ DAVID ARDINI
Name:	DAVID ARDINI
Title:	VICE PRESIDENT

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

Franklin CLO V, LTD

by	/s/ DAVID ARDINI
Name:	DAVID ARDINI
Title:	VICE PRESIDENT

Name of Term Lender:

Franklin CLO IV, Limited

by	/s/ DAVID ARDINI
Name:	DAVID ARDINI
Title:	VICE PRESIDENT

Name of Term Lender:

Fifth Third Bank, N.f

by	/s/ Sandy ILLEGIBLE
Name:	Sandy ILLEGIBLE
Title:	VP

Name of Term Lender:

Ballyrock CLO II Limited BALLYROCK Investment Advisors LLC, as Collateral Manager

by	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

Name of Term Lender:

Ballyrock CLO III Limited BALLYROCK Investment Advisors LLC, as Collateral Manager

by	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

Ballyrock CLO 2006-1 LTD BALLYROCK Investment Advisors LLC, as Collateral Manager

by	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

Name of Term Lender:

Fidelity Central Investment Portfolios LLC; Fidelity Floating Rate Central Investment Portfolio

by	/s/ John Costello
Name:	John Costello
Title:	Assistant Treasurer

by	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

Name of Term Lender:

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

by	/s/ John Costello
Name:	John Costello
Title:	Assistant Treasurer

by	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

Name of Term Lender:

Fenway Capital, LLC

by	/s/ Vidrik Frankfather
Name:	Vidrik Frankfather
Title:	Authorized Signor

Name of Term Lender:

Duane Street CLO II, Ltd. By: DiMalo Ahmad Capital LLC, as Collateral Manager

by	ILLEGIBLE
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

Duane Street CLO 1, Ltd. By: DiMalo Ahmad Capital LLC, as Collateral Manager

by	ILLEGIBLE
Name:
Title:

Name of Term Lender:

Duane Street CLO II, Ltd. By: DiMalo Ahmad Capital LLC, as Collateral Manager

by	ILLEGIBLE
Name:
Title:

Name of Term Lender:

Duane Street CLO 1, Ltd. By: DiMalo Ahmad Capital LLC, as Collateral Manager

by	ILLEGIBLE
Name:
Title:

Hewett’s Island CLO II, Ltd. By: CypressTree Investment Management Company, Inc., as Portfolio Manager

by	/s/ Preston I. Carnes
Name:	Preston I. Carnes
Title:	Managing Director

Hewett’s Island CLO IV, Ltd. By: CypressTree Investment Management Company, Inc., as Portfolio Manager

by	/s/ Robert Weeden
Name:	Robert Weeden
Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

CYPRESSTREE CLAIF FUNDING LLC

by	/s/ Anna M. Tallent
Name:	Anna M. Tallent
Title:	Assistant Vice President

Name of Term Lender:

CSAM Funding I

by	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Name of Term Lender:

CSAM Funding III

by	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Name of Term Lender:

Atrium IV

by	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Name of Term Lender:

Atrium III

by	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

Atrium II

by	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Name of Term Lender:

CSAM Funding IV

by	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Name of Term Lender:

Madison Park Funding

by	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Name of Term Lender:

Madison Park Funding II

by	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Name of Term Lender:

Castle Garden

by	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

Citadel Hill 2000 Ltd

by	/s/ Ken Irvine
Name:	Ken Irvine
Title:	Authorized Signatory

Name of Term Lender:

CIT Lending Services Corp

by	/s/ Dennis Zinkand
Name:	Dennis Zinkand
Title:	Director

Name of Term Lender:

By: Callidus Debt Partners CLO Fund IV Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC.

by	/s/ Peter R. Bennitt
Name:	Peter R. Bennitt
Title:	Principal

Name of Term Lender:

By: Callidus Debt Partners CLO Fund V, Ltd. By: Its Collateral Manager Callidus Capital Management, LLC

by	/s/ Peter R. Bennitt
Name:	Peter R. Bennitt
Title:	Principal

Name of Term Lender:

By: Callidus Debt Partners CLO Fund VI, Ltd. By: Its Collateral Manager Callidus Capital Management, LLC

by	/s/ Peter R. Bennitt
Name:	Peter R. Bennitt
Title:	Principal

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

Bear Stearns Investment Products Inc.

	by	/s/ John McDermott
	Name:	John McDermott
	Title:	Vice President

Name of Term Lender:

Ballantyne Funding LLC

	by	/s/ Anna M. Tallent
	Name:	Anna M. Tallent
	Title:	Assistant Vice President

Babson CLO Ltd. 2003-I
Babson CLO Ltd. 2004-I
Babson CLO Ltd. 2004-II
Babson CLO Ltd. 2005-III
Babson CLO Ltd. 2006-I
Babson CLO Ltd. 2006-II
Babson CLO Ltd. 2007-I
Sapphire Valley CDO I, Ltd.

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Anthony J. Sciacca
Managing Director

Massachusetts Mutual Life Insurance Company
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Anthony J. Sciacca
Managing Director

Jefferies Finance LLC

By:	/s/ Charlie J. Franklin
Closing Manager

Babson CLO Ltd. 2003-I
Babson CLO Ltd. 2004-I
Babson CLO Ltd. 2005-I
Babson CLO Ltd. 2005-II
Babson CLO Ltd. 2005-III
Babson CLO Ltd. 2006-II
Babson CLO Ltd. 2007-I
Sapphire Valley CDO I, Ltd.

By: Babson Capital Management LLC as Collateral Manager

By:	ILLEGIBLE

Massachusetts Mutual Life Insurance Company
By: Babson Capital Management LLC as Investment Adviser

	By:	ILLEGIBLE

Name of Term Lender:

Apidos Quattro By: Apidos Capital Management, LLC as Collateral Manager

	by	ILLEGIBLE
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

Apidos CDO V By: Its Investment Advisor Apidos Capital Management, LLC

by	ILLEGIBLE
Name:
Title:

Name of Term Lender:

Apidos CDO 1V By: Its Investment Advisor Apidos Capital Management, LLC

by	ILLEGIBLE
Name:
Title:

Name of Term Lender:

Apidos CDO III By: Its Investment Advisor Apidos Capital Management, LLC

by	ILLEGIBLE
Name:
Title:

Name of Term Lender:

Apidos CDO I By: Its Investment Advisor Apidos Capital Management, LLC

by	ILLEGIBLE
Name:
Title:

Name of Term Lender:

Apidos CDO II By: Its Investment Advisor Apidos Capital Management, LLC

by	ILLEGIBLE
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

Apidos Cinco By: Its Investment Manager Apidos Capital Management, LLC

by	/s/ JOHN W. STELWAGON
Name:	JOHN W. STELWAGON
Title:	Managing Director

Name of Term Lender:

ILLEGIBLE CLO 2006-1 Ltd

by	/s/ Alex Tuff
Name:	Alex Tuff
Title:	Head of Bankers

Name of Term Lender:

Galaxy CLO 2003-1, Ltd. By: AIG Global Investment Corp., Its Collateral Manager

by	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

Name of Term Lender:

Galaxy III CLO, Ltd. By: AIG Global Investment Corp., Its Collateral Manager

by	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

Name of Term Lender:

Galaxy V CLO, Ltd. By: AIG Global Investment Corp., Its Collateral Manager

by	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

Galaxy VII CLO, Ltd. By: AIG Global Investment Corp. As Collateral Manager

by	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

Name of Term Lender:

SunAmerica Senior Floating Rate Fund, Inc. By: AIG Global Investment Corp., Investment Sub-Adviser

by	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

Name of Term Lender:

Saturn CLO, Ltd. by AIG Global Investment Corp. its Collateral Manager

by	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

Name of Term Lender:

ACA CLO 2006 - 1 Limited

by	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

Name of Term Lender:

ACA CLO 2006 - 2 Limited

by	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

ARCHIMEDES FUNDING IV (CAYMAN), LTD.

By:	West Gate Horizons Advisors LLC, as Collateral Manager

By:	/s/ Helen Rhee
Name:	Helen Rhee
Title:	Senior Credit Analyst

ENDURANCE CLO I, LTD.

c/o: West Gate Horizons Advisors LLC, as Collateral Manager

By:	/s/ Helen Rhee
Name:	Helen Rhee
Title:	Senior Credit Analyst

WG HORIZONS CLO I

By:	West Gate Horizons Advisors LLC, as Manager

By:	/s/ Helen Rhee
Name:	Helen Rhee
Title:	Senior Credit Analyst

Name of Term Lender:

Venture VI CDO Limited By its investment advisor, MJX Asset Management LLC

by	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Name of Term Lender:

Venture V CDO Limited By its investment advisor, MJX Asset Management LLC

by	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Name of Term Lender:

Trimaran CLO IV Ltd By Trimaran Advisors, L.L.C

by	/s/ David M. Millison
Name:	David M. Millison
Title:	Managing Director

Name of Term Lender:

Trimaran CLO V Ltd By Trimaran Advisors, L.L.C

by	/s/ David M. Millison
Name:	David M. Millison
Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

Sky CBNA Loan ILLEGIBLE

by	/s/ David ILLEGIBLE
Name:	David ILLEGIBLE
Title:	Attorney-in-Fact

Name of Term Lender:

Silverado CLO 2006-I Limited By: Wells Capital Management as Portfolio Manager

by	/s/ Zachary Tyler
Name:	Zachary Tyler
Title:	Authorized Signatory

Name of Term Lender:

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

by	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins
Title:	Executive Vice President

Name of Term Lender:

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

by	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins
Title:	Executive Vice President

Name of Term Lender:

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender

by	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins
Title:	Executive Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

by	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins
Title:	Executive Vice President

Name of Term Lender:

Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender

by	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins
Title:	Executive Vice President

Name of Term Lender:

Chatham Light II CLO, Limited, by Sankaty Advisors LLC, as Collateral Manager

by	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins
Title:	Executive Vice President

Name of Term Lender:

Chatham Light III CLO, Ltd By Sankaty Advisors, LLC as Collateral Manager

by	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins
Title:	Executive Vice President

Name of Term Lender:

Katonah III, Ltd. by Sankaty Advisors LLC as Sub-Advisors

by	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins
Title:	Executive Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

Katonah IV, Ltd. by Sankaty Advisors, LLC as Sub-Advisors

by	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	Executive Vice Presidents

Name of Term Lender:

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

by	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	Executive Vice Presidents

Name of Term Lender:

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

by	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	Executive Vice Presidents

Name of Term Lender:

Sankaty Advisors, LLC as Collateral Manager for Race Point III CLO, Limited, as Term Lender

by	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	Executive Vice Presidents

Name of Term Lender:

Race Point IV CLO, Ltd
By: Sankaty Advisors, LLC as Collateral Manager

by	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	Executive Vice Presidents

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

RAVEN CREDIT OPPORTUNITIES MASTER FUND, LTD.

by	/s/ KEVIN GERLITZ
Name:	KEVIN GERLITZ
Title:	CFO/COO

Name of Term Lender:

THE NORINCHUKIN TRUST & BANKING CO., LTD ACTING AS TRUSTEE FOR TRUST ACCOUNT NO. 430000-85

by	/s/ Seiji Kuramoto
Name:	Seiji Kuramoto
Title:	Chief Manager

Name of Term Lender:

THE NORINCHUKIN TRUST & BANKING CO., LTD ACTING AS TRUSTEE FOR TRUST ACCOUNT NO. 430000-85

by	/s/ Seiji Kuramoto
Name:	Seiji Kuramoto
Title:	Chief Manager

Name of Term Lender:

THE NORINCHUKIN TRUST & BANKING CO., LTD ACTING AS TRUSTEE FOR TRUST ACCOUNT NO. 430000-85

by	/s/ Seiji Kuramoto
Name:	Seiji Kuramoto
Title:	Chief Manager

Name of Term Lender:

THE NORINCHUKIN TRUST & BANKING CO., LTD ACTING AS TRUSTEE FOR TRUST ACCOUNT NO. 430000-85

by	/s/ Seiji Kuramoto
Name:	Seiji Kuramoto
Title:	Chief Manager

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

THE NORINCHUKIN TRUST & BANKING CO., LTD ACTING AS TRUSTEE FOR TRUST ACCOUNT NO. 430000-85

by	/s/ Seiji Kuramoto
Name:	Seiji Kuramoto
Title:	Chief Manager

Name of Term Lender:

THE NORINCHUKIN TRUST & BANKING CO., LTD ACTING AS TRUSTEE FOR TRUST ACCOUNT NO. 430000-85

by	/s/ Seiji Kuramoto
Name:	Seiji Kuramoto
Title:	Chief Manager

Name of Term Lender:

NAVIGATOR 2003, LTD
By: Antares Asset Management, Inc., as Collateral Manager

By:	/s/ Kathleen Brooks
Name:	Kathleen Brooks
Title:	Authorized Signatory

Name of Term Lender:

NAVIGATOR 2004, LTD
By: Antares Asset Management, Inc., as Collateral Manager

By:	/s/ Kathleen Brooks
Name:	Kathleen Brooks
Title:	Authorized Signatory

Name of Term Lender:

NAVIGATOR 2005, LTD By: Antares Asset Management, Inc., as Collateral Manager

By:	/s/ Kathleen Brooks
Name:	Kathleen Brooks
Title:	Authorized Signatory

Name of Term Lender:

NAVIGATOR 2006, LTD
By: GE Asset Management, Inc., as Collateral Manager

By:	/s/ Kathleen Brooks
Name:	Kathleen Brooks
Title:	Authorized Signatory

Name of Term Lender:

General Electric Pension Trust, LTD
By: GE Asset Management, Inc., as Collateral Manager

By:	/s/ Kathleen Brooks
Name:	Kathleen Brooks
Title:	Authorized Signatory

Name of Term Lender:

Nantucket CLO I Ltd By: Fortis Investment Management USA, Inc.. as Attorney-in-Fact

by	/s/ Jeffrey Megar
Name:	Jeffrey Megar
Title:	Vice President

Name of Term Lender:

Nantucket CLO II Ltd By: Fortis Investment Management USA, Inc.. as Attorney-in-Fact

by	/s/ Jeffrey Megar
Name:	Jeffrey Megar
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

Morgan Stanley Senior Funding, Inc.

by	/s/ Donna M. Souza
Name:	Donna M. Souza
Title:	Vice President

Name of Term Lender:

Mountain Capital CLO III Ltd

by	/s/ Jonathan Dietz
Name:	Jonathan Dietz
Title:	Director

Name of Term Lender:

Mountain Capital CLO IV Ltd.

by	/s/ Jonathan Dietz
Name:	Jonathan Dietz
Title:	Director

Name of Term Lender:

Mountain Capital CLO V Ltd.

by	/s/ Jonathan Dietz
Name:	Jonathan Dietz
Title:	Director

Millcreek CFPI Loan Funding LLC

by	/s/ Stephen Gloria
Name:	Stephen Gloria
Title:	Attorney In kind

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Term Lender:

LATITUDE CLO I, LTD

by	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

Name of Term Lender:

LightPoint CLO 2004-1 , Ltd. LightPoint CLO III, Ltd.

by	/s/ Timothy S. Van Kirk
Name:	Timothy S. Van Kirk
Title:	Managing Director

Name of Term Lender:

KZH SOLEIL-2 LLC

by	/s/ Wai Kee Lee
Name:	Wai Kee Lee
Title:	Authorized Agent

Name of Term Lender:

ING CAPITAL LLC

by	/s/ Mike Garvin
Name:	Mike Garvin
Title:	Managing Director

ING PRIME RATE TRUST By: ING Investment Management Co. as its Investment manager

by	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

ING SENIOR INCOME FUND By: ING Investment Management Co. as its Investment manager

by	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

ING International (II) – Senior Bank Loans Euro By: ING Investment Management Co. as its Investment manager

by	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

ING PRIME RATE TRUST By: ING Investment Management Co. as its investment manager

By:	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

ING SENIOR INCOME FUND By: ING Investment Management Co. as its investment manager

By:	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

ING International (II) - Senior Bank Loans Euro By: ING Investment Management Co. as its investment manager

By:	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

Name of Term Lender:

Regions Bank

by	/s/ Natalie Readett
Name:	Natalie Readett
Title:	Vice President

by	/s/ Matthew B. Ashworth
Name:	Matthew B. Ashworth
Title:	V-P